EXHIBIT 10.13



                     FIRST AMENDMENT TO THE AGENCY AGREEMENT

         THIS FIRST AMENDMENT (the "Amendment") to the Agency Agreement (the "Agency Agreement") dated as of September 11, 2000 by and between ebank.com, Inc., a Georgia corporation (the "Company"), and Attkisson Carter & Akers (the "Agent") is made as of November 13, 2000 by and between the Company and the Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agency Agreement.

                               W I T N E S S E T H

         WHEREAS, the Company and the Agent desire to amend the Agency Agreement as provided herein,

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the parties hereto do hereby agree as follows:

         SECTION 1. AMENDMENT TO AGENCY AGREEMENT. Section 2.2 of the Agency Agreement is hereby amended by deleting the second sentence of such section in its entirety and replacing it with the following: "However the Company or Agent may in the Company's or the Agent's sole discretion, as the case may be, terminate this Agreement at any time after December 31, 2000."

         SECTION 2. EFFECT ON MERGER AGREEMENT. Except as otherwise specifically provided herein, the Agency Agreement shall not be amended but shall remain in full force and effect.

         SECTION 3. HEADINGS. The Section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

         SECTION 4. COUNTERPARTS. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

                                      EBANK.COM, INC.

                                      By:      /s/ James L. Box
                                      Its:     Chief Executive Officer

                                      ATTKISSON CARTER & AKERS

                                      By:      /s/ Timothy J. Terry

                                      Its: